UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2021

Motorsport Games Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On February 25, 2021, Motorsport Games Inc., a Delaware corporation (the “Company”), entered into a binding term sheet (the “Binding Term Sheet”) with Luminis International BV (“Luminis”).

Pursuant to the Binding Term Sheet, the Company and Luminis intend that the Company will acquire from Luminis 100% of the share capital (the “Shares”) of Studio397 BV (“Studio397”). The purchase price for the Shares will be U.S. $16,000,000, payable in two installments, as follows: U.S. $12,800,000 at closing and U.S. $3,200,000 on the first-year anniversary of closing.

Pursuant to the Binding Term Sheet, at closing, the Company will grant to Luminis a right of pledge on the number of shares of capital of Studio397 making up 20% of the total outstanding shares of Sudio397, with pledge to be first in rank, to secure the U.S. $3,200,000 installment payment.

The parties intend to negotiate and enter into the definitive acquisition documents and close this transaction on or before March 15, 2021 or such other date as mutually agreed by the parties.

Pursuant to the Binding Term Sheet, Luminis agreed to an “Exclusivity Period” with respect to Studio397. The Exclusivity Period will continue through the earlier of (i) such date that the definitive acquisition documents are executed and the acquisition of the Target Assets is closed and (ii) March 31, 2021. During such period, Luminis agreed not to, directly or indirectly, solicit, initiate, or encourage the submission of, or respond to, any expression of interest, inquiry, proposal or offer from any person or entity relating to the acquisition of any material part of the capital stock or assets of Studio397 or the merger, joint venture, exclusive license, liquidation, recapitalization, reorganization, or any similar transaction involving Studio397 or its assets.

The Company’s acquisition of the Shares is subject to negotiation of definitive documentation customary for a transaction of this nature, containing representations, warranties and covenants that are customary for transactions of this nature, as well as the satisfaction of various conditions required prior to closing as are customary for transactions of this nature, including, without limitation, the satisfaction of the Company, in its sole discretion, of a due diligence investigation into Studio397, including but not limited to technical, intellectual property, financial, accounting and tax, and legal due diligence, the approval of the acquisition by the Company’s board of directors and receipt of necessary government or third-party approvals.

The foregoing description of the Binding Term Sheet does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Binding Term Sheet, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Binding Term Sheet, dated February 25, 2021, between Motorsport Games Inc. and Luminis International BV

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained in this communication that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of the Company and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, whether to the Company will be able to negotiate and enter into the definitive agreements with respect to the acquisition of the Shares, whether all conditions precedent in such definitive agreements will be satisfied, whether the closing of such acquisition of the Shares will occur and whether the Company will achieve its goals. Additional examples of such risks and uncertainties include, but are not limited to (i) the Company’s ability (or inability) to maintain existing, and secure additional, licenses and contracts with the sports series; (ii) the Company’s ability to successfully manage and integrate any joint ventures, acquisitions of businesses, solutions or technologies; (iii) unanticipated operating costs, transaction costs and actual or contingent liabilities; (iv) the ability to attract and retain qualified employees and key personnel; (v) adverse effects of increased competition on the Company’s business; (vi) the risk that changes in consumer behavior could adversely affect the Company’s business; (vii) the Company’s ability to protect its intellectual property; and (viii) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent registration statement on Form S-1 and current reports on Form 8-K filed by the Company with the Securities and Exchange Commission. The Company anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. The Company assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing the Company’s plans and expectations as of any subsequent date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: March 3, 2021	By:	/s/ Dmitry Kozko
Dmitry Kozko
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Binding Term Sheet, dated February 25, 2021, between Motorsport Games Inc. and Luminis International BV

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